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                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549



                              ---------------------



                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or Section 15(d)
                     of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):             September 25, 1997


                           CECO ENVIRONMENTAL CORP.
               --------------------------------------------------
               (Exact name of registrant as specified in charter)





         New York                     0-7099                     13-2566064
----------------------------       -----------                 -------------
(State or other jurisdiction       (Commission                 (IRS Employer
     of incorporation)               File No.)               Identification No.)





505 University Avenue, Suite 1400, Toronto, Ontario Canada       M5G 1X3
----------------------------------------------------------      ----------
  (Address of principal executive offices)                      (Zip Code)




                                 (416) 593-6543
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              (Registrant's telephone number, including area code)



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Item 2.  Acquisition or Disposition of Assets.

         (a) On September 25, 1997, New Busch Co., Inc., a Delaware corporation (the "Buyer") which is a wholly-owned subsidiary of CECO Filters, Inc. ("Filters"), a majority-owned subsidiary of the Registrant, acquired substantially all of the assets, and the business, of Busch Co., a Pennsylvania corporation (the "Seller"). Seller was engaged in the business of marketing, selling, designing and assembling ventilation, environmental and process-related products, and also provided manufacturer's representative services to certain companies or manufacturers in support or related businesses. In connection with the acquisition, Buyer acquired substantially all of (i) the machinery, fixtures, leasehold improvements, vehicles and equipment of the Seller, (ii) all inventory of the Seller, (iii) all contractual rights of the Seller, including rights to purchase orders, sales orders, contracts-in-process and similar agreements, (iv) certain items of prepaid expenses, (v) all rights of the Seller in its patents, trademarks, service marks and licenses, (vi) the leasehold interest of Seller with respect to the Premises at which it conducts its business, (vii) Seller's goodwill, and (viii) all Seller's rights under employment agreements. The consideration was determined by arm's length negotiations between the Buyer and Seller. Prior to the acquisition, there was no material relationship between the Seller and the Registrant or any of its affiliates, any director or officer of the Registrant, or any associate of any such director or officer. The funds required for the acquisition were obtained using a credit facility established by Filters with CoreStates Bank, N.A. and a loan from the Registrant,.

         In connection with such acquisition, the Buyer entered into an Employment, Non-Compete and Confidentiality Agreement with Andrew M. Halapin, the majority stockholder and President of the Seller, pursuant to which Mr. Halapin agreed to be the Buyer's President and chief operating officer for approximately three years.

         (b) A portion of the assets acquired constitutes equipment and other physical property previously used in the business of the Seller. The Buyer intends to continue to use such equipment and physical property for the same purposes.

Item 5.  Other Events.

         A copy of the Registrant's press release, dated September 15, 1997, is attached hereto.

Item 7.  Financial Statements and Exhibits.

         (a) Financial Statements of Business Acquired. The Registrant elects to file the financial statements required by Item 7(a) by amendment to this Form 8-K, which amendment will be filed not later than December 9, 1997.



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         (b) Pro-Forma Financial Information. The Registrant elects to file the pro-forma financial information required by Item 7(b) by amendment to this Form 8-K, which amendment will be filed not later than December 9, 1997.

         (c) Exhibits. Exhibits required by Item 601 of Regulation S-B.

             Exhibit No.              Exhibit
             -----------              -------

             2.1 Asset Purchase Agreement among New Busch Co., Inc., Busch Co., and Andrew M. Halapin dated September 25, 1997.*

             2.2                      Employment, Non-Compete and
                                      Confidentiality Agreement between
                                      New Busch Co., Inc. and Andrew M.
                                      Halapin dated September 25, 1997.*

             2.3                      Press release issued September 15,
                                      1997.*

* Incorporated by reference from the Form 8-K filed by CECO Filters, Inc. on October 9, 1997 with the Securities and Exchange Commission with respect to event of September 25, 1997.

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    SIGNATURE

                                              CECO ENVIRONMENTAL CORP.


                                              By: /s/ Phillip DeZwirek
                                                  ----------------------
                                                      Phillip DeZwirek
                                                      Chief Executive Officer

DATE:  October 10, 1997


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